UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 4, 2020 (February 27, 2020)

Ecoark Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53361	30-0680177
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5899 Preston Road #505, Frisco, TX	75034
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 479-259-2977

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ZEST	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Ecoark Holdings, Inc., a Nevada corporation (the “Company”) held its annual meeting of stockholders on February 27, 2020 (the “Annual Meeting”). At the Annual Meeting, the stockholders voted on the following proposals described in detail in the Company’s definitive proxy statement, as amended, for the Annual Meeting filed with the Securities and Exchange Commission on February 18, 2020 (the “Proxy Statement”). As of the record date for the Annual Meeting, there were 69,146,161 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), issued and outstanding and entitled to one vote for each share held. The holders of 67.70% of the Company’s shares of common stock outstanding submitted votes in person or by proxy at the Annual Meeting, constituting a quorum. Set forth below are the final voting results for each of the proposals:

Proposal 1: Election of Directors

The five director nominees named in the Proxy Statement were elected to the Company’s Board of Directors by the following voting results:

Director Nominee	For	Withheld	Broker Non-Votes
Randy S. May	23,891,922	3,666,497	19,253,665
John P. Cahill	23,205,793	4,352,626	19,253,665
Peter A. Mehring	20,808,400	6,750,019	19,253,665
Gary M. Metzger	23,153,003	4,405,416	19,253,665
Steven K. Nelson	23,183,443	4,374,976	19,253,665

Proposal 2: Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The stockholders approved a non-binding advisory resolution approving the compensation of the Company’s named executive officers, with the following voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,041,006	2,245,686	271,727	19,253,665

Proposal 3: Advisory Vote on the Frequency of Future Advisory Votes to Approve the Compensation of the Company’s Named Executive Officers

The stockholders recommended, on an advisory non-binding basis, that the Company hold future advisory votes to approve the compensation of the Company’s named executive officers every three years by the following votes:

1 Year	2 Years	3 Years	Abstentions
4,404,205	387,067	19,412,091	3,355,056

Proposal 4: Ratification of Auditors

The stockholders ratified the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2020, with the following results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,578,270	578,915	654,899	0

Proposal 5: Amendment to the Company’s Articles of Incorporation to Increase the Number of Authorized Shares of the Company’s Common Stock from 100,000,000 Shares to 200,000,000 Shares

An amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s Common Stock by 100,000,000 shares to 200,000,000 shares was approved and the voting results of the shares of the Company’s Common Stock were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,580,362	4,007,433	244,289	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2020	Ecoark Holdings, Inc.
(Registrant)

	By:	/s/ Randy S. May
Randy S. May Chief Executive Officer

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